                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                           Distribution Date:        04/15/2002



Section 5.2 - Supplement                                                  Class A        Class B      Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                        0.00           0.00           0.00               0.00

(ii)     Monthly Interest Distributed                                 2,336,250.00     136,149.60      67,853.68       2,540,253.28
         Deficiency Amounts                                                   0.00           0.00                              0.00
         Additional Interest                                                  0.00           0.00                              0.00
         Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)    Collections of Principal Receivables                        67,682,088.00   3,845,545.84   5,383,829.80      76,911,463.64

(iv)     Collections of Finance Charge Receivables                    6,292,128.46     357,504.76     500,512.76       7,150,145.98

(v)      Aggregate Amount of Principal Receivables                                                                25,907,584,235.90

                                                 Investor Interest  450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36
                                                 Adjusted Interest  450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36

                                                     Series
         Floating Investor Percentage                      1.97%            88.00%          5.00%          7.00%            100.00%
         Fixed Investor Percentage                         1.97%            88.00%          5.00%          7.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.87%
                30 to 59 days                                                                                                 1.21%
                60 to 89 days                                                                                                 0.88%
                90 or more days                                                                                               2.04%
                                                                                                                  ------------------
                                 Total Receivables                                                                          100.00%

(vii)    Investor Default Amount                                      2,357,285.80     133,935.74     187,512.32       2,678,733.87

(viii)   Investor Charge-Offs                                                 0.00           0.00           0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                           0.00           0.00           0.00

(x)      Net Servicing Fee                                              375,000.00      21,306.67      29,829.70         426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      10.49%

(xii)    Reallocated Monthly Principal                                                       0.00           0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)               450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36

(xiv)    LIBOR                                                                                                             1.90000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                              5,917,128.46     336,198.09     470,683.06       6,724,009.62

(xxii)   Certificate Rate                                                 6.23000%       6.39000%       2.42500%


       By:
                -----------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4


                                              Distribution Date:    04/15/2002

Section 5.2 - Supplement                                                    Class A      Class B       Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00           0.00            0.00                0.00

(ii)     Monthly Interest Distributed                                       0.00           0.00       74,579.57           74,579.57
         Deficiency Amounts                                                 0.00           0.00                                0.00
         Additional Interest                                                0.00           0.00                                0.00
         Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)    Collections of Principal Receivables                      45,121,392.00   3,222,870.63    5,371,680.23       53,715,942.86

(iv)     Collections of Finance Charge Receivables                  4,194,752.31     299,617.17      499,383.26        4,993,752.75

(v)      Aggregate Amount of Principal Receivables                                                                25,907,584,235.90

                                               Investor Interest  300,000,000.00  21,428,000.00   35,714,857.14      357,142,857.14
                                               Adjusted Interest  300,000,000.00  21,428,000.00   35,714,857.14      357,142,857.14

                                                   Series
         Floating Investor Percentage                   1.38%             84.00%          6.00%          10.00%             100.00%
         Fixed Investor Percentage                      1.38%             84.00%          6.00%          10.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.87%
                30 to 59 days                                                                                                 1.21%
                60 to 89 days                                                                                                 0.88%
                90 or more days                                                                                               2.04%
                                                                                                                --------------------
                                         Total Receivables                                                                  100.00%

(vii)    Investor Default Amount                                    1,571,523.87     112,248.71      187,089.17        1,870,861.75

(viii)   Investor Charge-Offs                                               0.00           0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                         0.00           0.00            0.00

(x)      Net Servicing Fee                                            250,000.00      17,856.67       29,762.38          297,619.05

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      10.50%

(xii)    Reallocated Monthly Principal                                                     0.00            0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)             300,000,000.00  21,428,000.00   35,714,857.14      357,142,857.14

(xiv)    LIBOR                                                                                                             1.91000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvi)    Interest Funding Account Balance                             492,333.33      37,165.68                          529,499.01

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xix)    Interest Funding Account Investment Proceeds                                                                        669.49

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                            3,945,377.17     281,805.14      469,620.88        4,696,803.19

(xxii)   Certificate Rate                                               2.11000%       2.23000%        2.42500%


       By:
                -----------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2


                                                Distribution Date:  04/15/2002


Section 5.2 - Supplement                                            Class A        Class B         Collateral           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                  0.00           0.00             0.00               0.00

(ii)     Monthly Interest Distributed                           2,740,833.33     160,416.67        99,835.07       3,001,085.07
         Deficiency Amounts                                             0.00           0.00                                0.00
         Additional Interest                                            0.00           0.00                                0.00
         Accrued and Unpaid Interest                                                                    0.00               0.00

(iii)    Collections of Principal Receivables                  82,722,552.01   4,700,145.00     6,580,203.00      94,002,900.01

(iv)     Collections of Finance Charge Receivables              7,690,379.23     436,953.37       611,734.71       8,739,067.31

(v)      Aggregate Amount of Principal Receivables                                                            25,907,584,235.90

                                           Investor Interest  550,000,000.00  31,250,000.00    43,750,000.00     625,000,000.00
                                           Adjusted Interest  550,000,000.00  31,250,000.00    43,750,000.00     625,000,000.00

                                                 Series
         Floating Investor Percentage                 2.41%           88.00%          5.00%            7.00%            100.00%
         Fixed Investor Percentage                    2.41%           88.00%          5.00%            7.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                  95.87%
                30 to 59 days                                                                                             1.21%
                60 to 89 days                                                                                             0.88%
                90 or more days                                                                                           2.04%
                                                                                                             -------------------
                                         Total Receivables                                                              100.00%

(vii)    Investor Default Amount                                2,881,127.09     163,700.40       229,180.56       3,274,008.06

(viii)   Investor Charge-Offs                                           0.00           0.00             0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00             0.00

(x)      Net Servicing Fee                                        458,333.33      26,041.67        36,458.33         520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                  10.49%

(xii)    Reallocated Monthly Principal                                                 0.00             0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)         550,000,000.00  31,250,000.00    43,750,000.00     625,000,000.00

(xiv)    LIBOR                                                                                                         1.90000%

(xv)     Principal Funding Account Balance                                                                                 0.00

(xvii)   Accumulation Shortfall                                                                                            0.00

(xviii)  Principal Funding Investment Proceeds                                                                             0.00

(xx)     Principal Investment Funding Shortfall                                                                            0.00

(xxi)    Available Funds                                        7,232,045.90     410,911.70       575,276.38       8,218,233.98

(xxii)   Certificate Rate                                           5.98000%       6.16000%         2.65000%



       By:
                ------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                          Distribution Date:        04/15/2002


Section 5.2 - Supplement                                                  Class A        Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                    0.00           0.00           0.00                  0.00

(ii)     Monthly Interest Distributed                             2,434,132.89     141,813.47      74,784.89          2,650,731.25
         Deficiency Amounts                                               0.00           0.00                                 0.00
         Additional Interest                                              0.00           0.00                                 0.00
         Accrued and Unpaid Interest                                                                    0.00                  0.00

(iii)    Collections of Principal Receivables                    61,964,154.81   3,520,671.81   4,929,127.17         70,413,953.79

(iv)     Collections of Finance Charge Receivables                5,760,555.47     327,302.54     458,240.91          6,546,098.92

(v)      Aggregate Amount of Principal Receivables                                                               25,907,584,235.90

                                              Investor Interest 411,983,000.00  23,408,000.00  32,772,440.86        468,163,440.86
                                              Adjusted Interest 411,983,000.00  23,408,000.00  32,772,440.86        468,163,440.86

                                                      Series
         Floating Investor Percentage                    1.81%           88.00%          5.00%          7.00%               100.00%
         Fixed Investor Percentage                       1.81%           88.00%          5.00%          7.00%               100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.87%
                30 to 59 days                                                                                                 1.21%
                60 to 89 days                                                                                                 0.88%
                90 or more days                                                                                               2.04%
                                                                                                              ---------------------
                                           Total Receivables                                                                100.00%

(vii)    Investor Default Amount                                   2,158,137.06     122,620.77     171,675.58          2,452,433.41

(viii)   Investor Charge-Offs                                              0.00           0.00           0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                        0.00           0.00           0.00

(x)      Net Servicing Fee                                           343,319.17      19,506.67      27,310.37            390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      10.49%

(xii)    Reallocated Monthly Principal                                                    0.00           0.00                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted)            411,983,000.00  23,408,000.00  32,772,440.86        468,163,440.86

(xiv)    LIBOR                                                                                                             1.90000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                           5,417,236.30     307,795.87     430,930.54          6,155,962.71

(xxii)   Certificate Rate                                              7.09000%       7.27000%       2.65000%





       By:
                ----------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President